EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION OF CONTRACT FOR SALE

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR BROOKFIELD, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Contract for Sale dated May 13, 2015, (as may have been amended or may hereafter be amended, the “Sale Contract”), between Butler Fee, LLC, a Delaware limited liability company (“Seller”) and Assignor for the purchase and sale of that certain real property located in Mauldin, South Carolina, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Sale Contract.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

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WITNESS THE EXECUTION HEREOF, as of this June 30, 2015.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Ana Marie del Rio
Ana Marie del Rio, Vice President

ASSIGNEE:

STAR BROOKFIELD, LLC
a Delaware limited liability company

By:     Steadfast Apartment Advisor, LLC,
a Delaware limited liability
company, its Manager

By:	/s/ Kevin J. Keating
Kevin J. Keating, Treasurer

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Exhibit A

DESCRIPTION OF THE LAND

All that certain piece, parcel or tract of land situate, lying and being on the eastern side of Butler Road in Greenville County, State of South Carolina, containing 50.1338 acres, more or less, and being described as follows:

Commencing at a mag nail in the centerline intersection of Gateway Boulevard and Butler Road, point being the point of commencement or POC, thence South 06 Degrees 10 minutes 18 Seconds East a distance of 239.20 feet to the POB or Point of Beginning; thence South 84 Degrees 13 Minutes 03 Seconds East a distance of 250.00 feet to an iron stake set; thence North 05 Degrees 50 Minutes 14 Seconds East a distance of 211.51 feet to a found iron pipe; thence South 85 Degrees 44 Minutes 36 Seconds East a distance of 167.25 feet to a found iron pipe; thence South 85 Degrees 51 Minutes 33 Seconds East a distance of 114.34 feet to a found iron pipe; thence South 89 Degrees 47 Minutes 58 Seconds East a distance of 93.42 feet to a found iron pipe; thence North 86 Degrees 14 Minutes 48 Seconds East a distance of 114.31 feet to a found iron pipe; thence South 86 Degrees 09 Minutes 41 Seconds East a distance of 130.62 feet to a found iron pipe; thence South 80 Degrees 16 Minutes 55 Seconds East a distance of 149.50 feet to a found iron pipe; thence South 55 Degrees 28 Minutes 47 Seconds East a distance of 21.04 feet to a found iron pipe; thence with a Chord Bearing South 70 Degrees 22 Minutes 34 Seconds East a distance of 77.07 feet to a found iron pipe; thence with a Chord Bearing North 39 Degrees 29 Minutes 05 Seconds East a distance of 59.84 feet to a found iron pipe; thence South 85 Degrees 13 Minutes 48 Seconds East a distance of 216.98 feet to a found iron pipe; thence South 11 Degrees 44 Minutes 51 Seconds East a distance of 380.00 feet to a found right-of-way marker; thence South 03 Degrees 30 Minutes 30 Seconds East a distance of 96.59 feet to a found iron rod; thence South 02 Degrees 20 Minutes 02 Seconds East a distance of 49.43 feet to a found iron rod; thence North 73 Degrees 37 Minutes 52 Seconds West a distance of 26.27 feet to a found iron pipe; thence South 00 Degrees 48 Minutes 16 Seconds West a distance of 299.94 feet to a found iron pipe; thence South 74 Degrees 01 Minute 33 Seconds West, a distance of 3.98 feet to a found iron pipe; thence South 00 Degrees 06 Minutes 40 Seconds West a distance of 299.68 feet to a found iron pipe; thence South 01 Degree 06 Minutes 11 Seconds West a distance of 468.38 feet to a found iron pipe; thence North 85 Degrees 41 Minutes 20 Seconds West a distance of 678.29 feet to a found iron pipe; thence North 75 Degrees 24 Minutes 50 Seconds West a distance of 864.65 feet to a nail; thence North 04 Degrees 11 Minutes 00 Seconds East a distance of 923.23 feet to a found iron pipe; thence North 04 Degrees 11 Minutes 00 Seconds East a distance of 143.10 feet to an iron stake set; thence North 05 Degrees 55 Minutes 13 Seconds East a distance of 119.79 feet to the Point of Beginning, containing 2183828.7251 square feet or 50.1338 acres, more or less.

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